UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 18, 1997

                      TRANSAMERICAN WASTE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                      0-19615                 13-3487422
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification Number)

                                10554 TANNER ROAD
                                 HOUSTON, TEXAS
                                      77041
                     (Address of principal executive office)
                                   (Zip Code)

                                 (713) 956-1212
              (Registrant's telephone number, including area code)

                     The Exhibit index is located on page 5.
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ITEM 5.  OTHER EVENTS.

      (a) On June 18, 1997, TransAmerican Waste Industries, Inc. (the "Company"), The Omega One Company and Waste Management of Louisiana, L.L.C. entered into a definitive Asset Purchase Agreement pursuant to which the Company will acquire certain assets used in the solid waste collection, hauling, recycling, and disposal operations in Alexandria, Louisiana. The total consideration to be paid by the Company at the Closing is $2,060,000 in immediately available funds and the assumption of certain liabilities in connection with these operations. Consummation of the transaction is subject to certain closing conditions, including obtaining satisfactory financing.

      (b) In a related transaction, the Company and The Omega One Company entered into a definitive Asset Purchase Agreement pursuant to which the Company agreed to acquire certain assets used in the solid waste collection, hauling, recycling and disposal operations in Sabine Parish, DeSoto Parish and Natchitoches Parish, Louisiana. The total consideration to be paid by the Company is $1,200,000 in immediately available funds, the forgiveness of $437,161 of indebtedness and the assumption of certain liabilities in connection with the operations. Consummation of the transaction is subject to certain customary closing conditions.

      (c) On June 24, 1997, the Company, Boudin's Waste and Recycling, Inc. ("Boudin") and the stockholders of Boudin entered into a definitive Stock Purchase Agreement pursuant to which the company will purchase all the issued and outstanding common stock of Boudin. The total consideration to be paid by the Company is $125,000 in immediately available funds (including a $25,000 down payment), shares of Common Stock of the Company having a fair market value at the closing of the transaction of $450,000 and a promissory note in the aggregate principal amount of $350,000. Consummation of the transaction is subject to certain customary closing conditions.

      (d) On June 25, 1997, the Company issued a press release concerning the definitive agreements described above.

      Except for the historical information contained therein, the matters discussed in the press release are "forward-looking" statements or information, as the term is defined by the Private Securities Litigation Reform Act of 1995 (the "1995 Act"). These cautionary statements are being made pursuant to the provisions of the 1995 Act and with the intention of obtaining the benefits of the "safe harbor" provisions of the 1995 Act. Such forward-looking statements involve risks and uncertainties, and actual results could differ materially from those in the forward-looking statement as a result of various factors. The forward-looking information is provided solely for illustrative purposes and not to constitute a forecast or prediction of actual results. The forward-looking statements, including any information regarding future revenues, are based on current customers, regulations and expected market and operating conditions, and are inherently subject to changes in economic, regulatory, operational and other circumstances that cannot be foreseen. Any adverse changes in regulations or market and operating conditions may have a material adverse effect on the Company's estimates. In addition, certain

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assumptions made by the Company may not materialize, and unanticipated events and circumstances may occur subsequent to the date of these estimates. Neither the assumptions or the forward-looking statements derived from such assumptions are warranted as being true or certain to happen by the Company or any of its stockholders, directors, employees, affiliates or agents.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements of business acquired.
            None.

      (b)   Pro forma financial information.
            None.

      (c)   Exhibits:

      99.1 Press release titled "TransAmerican Waste Industries, Inc. signs Agreements to Acquire Four Businesses" dated June 25, 1997.

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSAMERICAN WASTE INDUSTRIES, INC.


Date:  June 30, 1997                By: /S/ TOM J. FATJO, III
                                            Tom J. Fatjo, III,
                                            Vice President - Treasurer

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                                  EXHIBIT INDEX

            Exhibit numbers are in accordance with the Exhibit Table
                          in Item 601 of Regulation S-K

Exhibit                                                            Sequential
Number      Exhibit Description                                    Page Number
------      -------------------                                    -----------
99.1        Press release titled "TransAmerican Waste Industries,       6
            Inc. signs Agreements to Acquire Four Businesses" dated June 25, 1997.

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